Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus (Class Y shares) dated May 1, 2010

RS Global Natural Resources Fund

Effective immediately, the tables titled “Annual Total Returns for Class Y Shares” and “Average Annual Total Returns” on page 20 are amended and restated in their entirety as follows:

Annual Total Return for Class Y Shares[1] (calendar year-end)

Best Quarter Third Quarter 2005 28.74% Worst Quarter Third Quarter 2008 -34.17%

[1]

Returns for the periods prior to May 1, 2007, reflect performance of the Fund’s Class A shares. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns for Class A and Class Y shares differ to the extent Class Y shares do not have the same expenses as Class A shares.

Average Annual Total Returns (periods ended 12/31/09)

	1 Year	5 Years[1]	10 Years	Since Inception[1] (11/15/95)
Class Y Shares
Returns Before Taxes	49.80%	10.25%	16.51%	11.02%
Returns After Taxes on Distributions	49.80%	8.85%	15.64%	10.35%
Returns After Taxes on Distributions and Sale of Fund Shares	32.37%	8.45%	14.70%	9.74%
S&P North American Natural Resources Sector Index™ (reflects no deduction for fees, expenses or taxes)	37.54%	11.14%	9.22%	N/A [2]
S&P 500® Index	26.46%	0.42%	-0.95%	6.43%

[1]

Returns for the periods prior to May 1, 2007, reflect performance of the Fund’s Class A shares. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns for Class A and Class Y shares differ to the extent Class Y shares do not have the same expenses as Class A shares.

[2]

No since inception performance returns are shown for the S&P North American Natural Resources Sector Index™ because the inception date for Class A shares was prior to the inception date of the S&P North American Natural Resources Sector Index™.

March 8, 2011